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                                                                    Exhibit 10.3

                         CONSENT OF INDEPENDENT AUDITOR


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-8 No.333-117519) relating to the registration of shares to be used under Elscint Ltd. 2001 Incentive Plan to Employees and Officers and the Elscint Ltd. 2003 Incentive Plan to Employees and Officers, of our report dated February 28, 2005, with respect to the consolidated financial statements of Gamida cell Ltd. included in the Amendment to Annual Report of Elscint Ltd. (Form 20-F/A) for the year ended December 31, 2004, filed with the Securities and Exchange Commission.


Tel Aviv Israel                               /s/ KOST, FORER GABBAY & KASIERER
July 14, 2005                                 A Member of Ernst & Young Global